                                                                       EXHIBIT 1

            JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(f)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated: November 20, 2000

MALTA PARTNERS, L.P.                            MALTA HEDGE FUND, L.P.
By:      SOAM Holdings, LLC,                    By:   SOAM Holdings, LLC,
         the sole general partner                     the sole general partner

By:  /s/ Terry Maltese                          By:   /s/ Terry Maltese
   --------------------------------                   --------------------------
         Terry Maltese                                Terry Maltese
         President                                    President

MALTA PARTNERS II, L.P.                         MALTA HEDGE FUND II, L.P.
By:      SOAM Holdings, LLC,                    By:   SOAM Holdings, LLC,
         the sole general partner                     the sole general partner

By:  /s/ Terry Maltese                          By:   /s/ Terry Maltese
   --------------------------------                   --------------------------
         Terry Maltese                                Terry Maltese
         President                                    President

MALTA OFFSHORE, LTD.                            SANDLER O'NEILL ASSET
By:      Sandler O'Neill Asset                    MANAGEMENT LLC
         Management LLC

By:  /s/ Terry Maltese                          By:   /s/ Terry Maltese
   --------------------------------                   --------------------------
         Terry Maltese                                Terry Maltese
         President                                    President

SOAM HOLDINGS, LLC                              TERRY MALTESE

By:  /s/ Terry Maltese                          /s/ Terry Maltese
   --------------------------------             --------------------------------
         Terry Maltese                              Terry Maltese
         President


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